EXHIBIT 10.6
                           SCHEDULE A TO EXHIBIT 10.5

The following individuals entered into Salary Continuation Plans with The Ohio Valley Bank Company identified below which are identical to the Salary Continuation Plan, dated January 2, 1997, between Jeffrey E. Smith and The Ohio Valley Bank Company filed herewith.



                                    Date of
Name                                Salary Continuation Plan
---------------                     ------------------------
James L. Dailey                     January 2, 1997